EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER		SHARES
	Z Yachts, Inc.	988802 10 2
	AUTHORIZED COMMON STOCK: 50,000,000 SHARES	CUSIP NO.
$0.001 PAR VALUE

This Certifies that

Is The Record Holder Of

Shares of Z YACHTS, INC. Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
Seal
SECRETARY		PRESIDENT

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT…..…..Custodian…………
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	Act……………………… (State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________

___________________________________________________________________________________________________

____________________________________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ________________________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________________________

X_______________________________________________________________________________________

THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY